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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - February 12, 2004
                                                         -----------------


                         Commission File Number 0-23320
                                                -------


                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


                Ohio                                    34-1245650
   ---------------------------------             -------------------------
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification Number)


   5096 Richmond Road, Bedford Heights, Ohio               44146
   -----------------------------------------          ----------------
  (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800
                                                           --------------



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         EXHIBIT NO.
         99.1              Press release dated February 12, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

A copy of the press release issued by Olympic Steel, Inc. on Thursday, February 12, 2004, describing its results of operations for the quarter ended December 31, 2003, is attached hereto as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OLYMPIC STEEL, INC.

Date:  February 12, 2004                By:  /s/  RICHARD T. MARABITO
                                             ------------------------
                                        Richard T. Marabito
                                        Chief Financial Officer
                                        (Principal Accounting Officer)



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                                  EXHIBIT INDEX

99.1              Press Release dated February 12, 2004.


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